Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 1, 2018, between Sonoma Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereto (including its successors and assigns, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1              Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Accountant” shall have the meaning ascribed to such term in Section 3.1(k).

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.2.

“Action” shall have the meaning ascribed to such term in Section 3.1(m).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Laws” shall have the meaning ascribed to such term in Section 3.1(oo).

“Authorizations” shall have the meaning ascribed to such term in Section 3.1(oo).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company Counsel” means Trombly Business Law, P.C., with offices located at 1314 Main Street, Suite 102, Louisville, CO 80027.

“Effective Date” shall have the meaning ascribed to such term in Section 3.1(h).

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“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(r).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(v).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall mean the U.S. Food and Drug Administration.

“Forward Looking Statement” shall have the meaning ascribed to such term in Section 3.1(ii).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(j).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(dd).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(s).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right, or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(p).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(gg).

“Off Balance Sheet Transaction” shall have the meaning ascribed to such term in Section 3.1(hh).

“Per Share Purchase Price” equals $3.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the base prospectus, including all documents incorporated or deemed incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

“Prospectus Supplement” means the supplement to the base prospectus included in the Registration Statement complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to the Purchaser at the Closing.

“Registration Statement” means the effective registration statement on Form S-3 with Commission file No. 333-221477, including a base prospectus, which registers the sale of certain securities, including the Shares, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Exchange Act, and any post-effective amendment thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act.

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“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(g).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(kk)(i)(a).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(i).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for Shares purchased hereunder as specified below Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any operating subsidiary of the Company as specified in Section 3.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market (or any successors).

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare, Inc., the current transfer agent of the Company, with a mailing address of 520 Pike Street, Suite 1305, Seattle, WA 98101, and any successor transfer agent of the Company.

ARTICLE II.
PURCHASE AND SALE

2.1           Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, up to an aggregate of 571,428 Shares. Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to $1,939,998, being the aggregate number of Shares purchased multiplied by the Per Share Purchase Price, net of $60,000 of costs and expenses of the Company reimbursable to the Purchaser pursuant to Section 5.2 of this Agreement; and the Company shall (i) irrevocably instruct the Transfer Agent to deliver via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) the number of Shares equal to Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of Purchaser, within two (2) Business Days after the Closing, and (ii) deliver to Purchaser the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act). Upon satisfaction of the covenants and conditions set forth in Section 2.2, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

2.2           Closing Conditions.

(a)       The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

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(i)                the accuracy in all material respects on the Closing Date of the representations and warranties of Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); and

(ii)               all obligations, covenants, and agreements of Purchaser required to be performed at or prior to the Closing Date shall have been performed.

(b)               The obligations of Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)               all obligations, covenants, and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)             there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(iv)             from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing;

(v)               there shall have been furnished to Purchaser the opinion of Trombly Business Law, PC, counsel for the Company, dated as of the Closing Date and addressed to Purchaser in form and substance acceptable to Purchaser; and

(vi)             the Shares to be delivered hereunder have been approved for listing on the Trading Market, subject to official notice of issuance.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a)                Subsidiaries. All of the active subsidiaries of the Company are set forth in the Company’s most recent annual report on Form 10-K filed with the Commission on June 28, 2017. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)               Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c)                Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals, except that an issuance of over 20% of the Company’s equity will require shareholder approval pursuant to NASDAQ rules, subject to available exemptions. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)               Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and non-assessable, and other than as disclosed in the Registration Statement or the Prospectus, are not subject to any preemptive rights, rights of first refusal, or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than (i) the grant of additional options, restricted stock or other equity awards under the Company’s existing stock option plans, (ii) changes in the number of outstanding Common Stock of the Company due to the issuance of shares upon the exercise, or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof and, in addition, shares issued to service providers as compensation pursuant to certain agreements with those service providers, (iii) as a result of the issuance of the Shares, or (iv) any repurchases of capital stock of the Company) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the Common Stock in the Registration Statement and the Prospectus is complete and accurate in all material respects.

(e)                S-3 Eligibility. (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company met the then applicable requirements for use of Form S-3 under the Securities Act, including compliance with General Instruction I.B.6 of Form S-3. The Company is not a shell company (as defined in Rule 405) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(f)                No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(g)               Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.3 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to the Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(h)               Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on November 27, 2017 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and to the Company’s knowledge, no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein and necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Purchaser and its counsel. The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement and the Prospectus. The Common Stock is currently listed on the Trading Market. Except as previously disclosed in the Company’s filings with the Commission, the Company has not, in the 12 months preceding the date hereof, received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.

(i)                 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The consolidated financial statements of the Company, together with the related notes and schedules, included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements, together with the related notes and schedules, have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the Registration Statement, and the Prospectus which are required to be described in the Registration Statement or Prospectus.

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(j)                 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(k)               Independent Public Accountant. Marcum LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated into the Registration Statement, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, with due inquiry, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 with respect to the Company.

(l)                 Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Prospectus, other than such agreements that have expired by their terms or whose termination is disclosed in documents filed by the Company on EDGAR, are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles; (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof; and (iii) except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(m)             Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. To the Company’s knowledge, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(n)               Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees is good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(o)               Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(p)               Regulatory Permits. The Company and each of its Subsidiaries possesses all licenses, authorizations, consents, orders, approvals, certificates, and other authorizations and permits issued by and have made all declarations and filings with, the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(q)               Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

(r)                 Environmental Laws. The Company and the Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)                Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, or which Intellectual Property Rights could not have or reasonably be expected to not have a Material Adverse Effect. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(t)                 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(u)               Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 per fiscal year other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) other employee benefits, including stock option plan and option agreements under any stock option plan of the Company.

(v)               Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

(w)              Certain Fees. Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(x)               Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(y)               Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(z)                Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

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(aa)            Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and Purchaser’s ownership of the Shares.

(bb)           Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(cc)            No Integrated Offering. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of the Trading Market on which any of the securities of the Company are listed or designated.

(dd)            Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Company’s outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments as of December 31, 2017 are set forth in its SEC Reports. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

(ee)             Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except where the failure to file such report could not have or reasonably be expected to result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

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(ff)              Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment, or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(gg)            Operations. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or the Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(hh)           Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Registration Statement or the Prospectus which have not been described as required.

(ii)               Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward-Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward-Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Company’s Annual Report on Form 10-K for the fiscal year most recently ended (i) except for any Forward-Looking Statement included in any financial statements and notes thereto, are, to the Company’s knowledge, within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith commercially reasonable best estimate of the matters described therein as of the respective dates on which such statements were made, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Securities Act.

(jj)               OFAC.

(i)	The Company represents that, neither the Company nor any Subsidiary (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (ss), “Person”) that is, or is owned or controlled by a Person that is:

(a)	the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(b)	located, organized or resident in a country or territory that is the subject of Sanctions.

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(ii)	The Entity represents and covenants that it will not, directly or indirectly, knowingly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(a)	to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(b)	in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)	The Entity represents and covenants that, except as detailed in the Prospectus, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(kk)             Acknowledgment Regarding Purchaser’s Purchase of Shares. The Company acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Shares. The Company further represents to Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ll)               Acknowledgement Regarding Purchaser’s Trading Activity. Except as set forth in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 3.2(e) hereof), it is understood and acknowledged by the Company that: (i) Purchaser has not been asked by the Company to agree, nor has Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) past or future open market or other transactions by Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) Purchaser, and counter-parties in “derivative” transactions to which Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) Purchaser may engage in hedging activities at various times during the period that the Shares are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(mm)          Regulation M Compliance.  The Company , nor any Subsidiary, nor, to the Company’s knowledge, any of their respective directors, officers or controlling persons has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale, or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Shares.

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(nn)           Compliance with Applicable Laws. Except as previously disclosed in the Company’s filings with the Commission, the Company and the Subsidiaries: (A) are and at all times have been in material compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company or the Subsidiaries (“Applicable Laws”), (B) have not received any Form 483 from the FDA, notice of adverse finding, warning letter, or other written correspondence or notice from the FDA, the European Medicines Agency (the “EMA”), or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), which would, individually or in the aggregate, result in a Material Adverse Effect; (C) possess all material Authorizations and such Authorizations are valid and in full force and effect and neither the Company nor the Subsidiaries is in material violation of any term of any such Authorizations; (D) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA, the EMA, or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any Company product, operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA, the EMA, or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding against the Company; (E) have not received notice that the FDA, EMA, or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA, EMA, or any other federal, state, local or foreign governmental or regulatory authority is considering such action, which would, individually or in the aggregate, result in a Material Adverse Effect; and (F) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations except where the failure to file such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments would not result in a Material Adverse Effect, and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission), except where the failure to file materially complete and correct reports, documents, forms, notice, applications, records, supplements or amendments would not result in a Material Adverse Effect.

(oo)           Clinical Studies. All preclinical studies and clinical trials conducted by the Company or on behalf of the Company were, and, if still pending are, to the Company’s knowledge, being conducted in all material respects in compliance with all Applicable Laws; the descriptions of the results of any preclinical studies and clinical trials contained in the Registration Statement and the Prospectus are accurate in all material respects, and, except as set forth in the Registration Statement and the Prospectus, the Company has no knowledge of any other clinical trials or preclinical studies, the results of which reasonably call into question the clinical trial or preclinical study results described or referred to in the Registration Statement and the Prospectus when viewed in the context in which such results are described; and the Company has not received any written notices or correspondence from the FDA, the EMA, or any other domestic or foreign governmental agency requiring the termination or suspension of any preclinical studies or clinical trials conducted by or on behalf of the Company that are described in the Registration Statement and the Prospectus or the results of which are referred to in the Registration Statement and the Prospectus. For purposes of clarity, the Company is not engaged in any preclinical or clinical trials. The Company has conducted physician-led studies for research purposes, however, the Company believes, most or all such studies are not sufficiently material to disclose in its SEC Reports. To the extent the Company believes its research and development is material, it undertakes to disclose such research and development in its SEC Reports consistent with Applicable Laws.

(pp)           Compliance Program. The Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA, the EMA, and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA or EMA); except where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

3.2                                            Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)                Organization; Authority. Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership limited liability company, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Purchaser. Each Transaction Document to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)               Understandings or Arrangements. Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c)                Purchaser Status. At the time Purchaser was offered the Shares, it was, and as of the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)               Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)               Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1                 Integration. The Company shall not sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.2                 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.3                 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

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4.4                 Certain Transactions and Confidentiality. Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced. Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, Purchaser will maintain the confidentiality of the existence and terms of this transaction.  Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced, (ii) Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced and (iii) Purchaser shall not have any duty of confidentiality to the Company or its Subsidiaries after the first public announcement.

ARTICLE V.
MISCELLANEOUS

5.1                 Termination.  This Agreement may be terminated by each party by written notice to the other party if the Closing has not been consummated on or before March 31, 2018; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party.

5.2                 Fees and Expenses. The Company shall pay its own fees and expenses, and the fees and expenses of its advisers, counsel, accountants, and other experts, if any. The Company agrees to pay Purchaser’s fees and expenses, actually incurred, including legal fees, advisory fees and accountant fees, up to a maximum amount of $60,000, incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes, and other taxes and duties levied in connection with the delivery of any Shares to Purchaser.

5.3                  Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4                  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd)Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5                  Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the parties, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6                  Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7                  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser (other than by merger).

5.8                  No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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5.9                    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10                Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares for one year from the Closing Date.

5.11                Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

5.12                Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13                 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14                 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15                 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16                 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.17                 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SONOMA PHARMACEUTICALS, inc.	Address for Notice:

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Amy Trombly, Esq.

Trombly Business Law, P.C.

1314 Main Street, Suite 102

Louisville, CO 80027

Fax: (617) 243-0066

Sonoma Pharmaceuticals, Inc. 1129 N. McDowell Blvd. Petaluma, California 94954 Fax: (707) 283-0551

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

MONTREUX EQUITY PARTNERS V, L.P.

By: Montreux Equity Management V, LLC, its General Partner

By: /s/ Daniel K. Turner III

Name: Daniel K. Turner III

Title: Managing Member

Address for Notice:

Attn: Daniel K. Turner III

One Ferry Building, Suite 255

San Francisco, CA 94111

dan@mepvc.com

Fax: (650) 234-1250

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